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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference into this registration statement on Form S-3 of our report dated March 2, 2001 included in EOTT Energy Partners, L.P.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


Arthur Andersen LLP

Houston, Texas
September 28, 2001